Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 1, 2013.

/s/ Danny E. Cummins
Danny E. Cummins, Director
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Texas	)
) SS
County of Smith	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April     , 2013, appeared Danny E. Cummins, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Cynthia Ann Detkos
Notary Public

My commission expires: 6-20-2016	SEAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 4-4, 2013.

/s/ Patricia L. Metheny
Patricia L. Metheny, Director
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Oklahoma	)
) SS
County of Bryan	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of 4-4, 2013, appeared Patricia L. Metheny, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his/signature to the above Power of Attorney was his voluntary act and deed.

/s/ M. Sue Haddock
Notary Public

My commission expires: 06/02/14	SEAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 16th, 2013.

/s/ Wesley A. Dodd, Jr.
Wesley A. Dodd, Jr., Director
Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Georgia	)
) SS
County of Habersham	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 10th, 2013, appeared Wesley A. Dodd, Jr., known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Stefanie Abbott
Notary Public

My commission expires: 5/30/2013	SEAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 18, 2013.

/s/ Dr. James W. Bosler, III, [ILLEGIBLE]
Dr. James W. Bosler, III, Director
Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Kentucky	)
) SS
County of Jefferson	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 18, 2013, appeared Dr. James W. Bosler, III, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Ashley N. Bruner
Notary Public

My commission expires: 8-14-15	SEAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 16, 2013.

/s/ Dr. James W. Shaver
Dr. James W. Shaver, Director
Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of NC	)
) SS
County of Rowan	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 16, 2013, appeared Dr. James W. Shaver, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Lynn R. Furr
Notary Public

My commission expires: Sept. 18, 2017	SEAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 16th of April, 2013.

/s/ Stephen W. Mellor
Stephen W. Mellor, Director
Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Nebraska	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 16th, 2013, appeared Stephen W. Mellor, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Lartee Myers III
Notary Public

My commission expires:	SEAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 18, 2013.

/s/ Daniel W. Rice, III
Daniel W. Rice, III, Director
Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of North Carolina	)
) SS
County of Lenoir	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 18, 2013, appeared Daniel W. Rice III, known by me personally, and known personally by me to be the exact person so identified, who having been . first glaced upon his oath, did swear or affirm that his signature to the above Power of Attorney Was his voluntary act and deed.

/s/ [ILLEGIBLE]
Notary Public

My commission expires: March 18, 2018	SEAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 22, 2013.

/s/ Pamela J. Hernandez
Pamela J. Hernandez,
Executive Vice President, Operations/ Secretary
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Nebraska	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of 4/22, 2013, appeared Pamela J. Hernandez, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Michelle Walker
Notary Public

My commission expires: May 24, 2013	SEAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 9, 2013.

/s/ Patrick L. Dees
Patrick L. Dees,
Executive Vice President, Fraternal
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Nebraska	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of 9, April, 2013, appeared Patrick L. Dees, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

SEAL	/s/ Darlis Vauble
Notary Public

My commission expires: May 3, 2013

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 4/16, 2013.

/s/ Michael C. Shealy
Michael C. Shealy, Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of SC	)
) SS
County of Lexington	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 16, 2013, appeared Michael C. Shealy, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Elizabeth C. Shealy Notary Public

My commission expires: 6/2022

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 16, 2013.

/s/ Thomas T. Gallion
Thomas T. Gallion, III, Chairman of the Board
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of Alabama	)
) SS
County of Montgomery	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 16, 2013, appeared Thomas T. Gallion, III, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Mickie B. Peacock
Notary Public

My commission expires:

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 16, 2013.

/s/ James W. Bridges Jr.
James W. Bridges Jr., Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of Nevada	)
) SS
County of Clark	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 16th, 2013, appeared James W. Bridges Jr., known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Becky Brown
Notary Public

My commission expires: Sept. 24, 2013